Income Tax	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax
19. Income Tax
The provision for income tax from continuing operations was as follows:

	Years Ended December 31,
	2014	2013	2012
	(In millions)
Current:
Federal	$(56)	$85	$(29)
State and local	9	2	6
Foreign	779	422	846
Subtotal	732	509	823
Deferred:
Federal	1,597	(250)	(244)
State and local	(1)	(11)	(1)
Foreign	137	413	(450)
Subtotal	1,733	152	(695)
Provision for income tax expense (benefit)	$2,465	$661	$128

The Company’s income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

	Years Ended December 31,
	2014	2013	2012
	(In millions)
Income (loss) from continuing operations:
Domestic	$6,043	$1,186	$(1,496)
Foreign	2,761	2,866	2,938
Total	$8,804	$4,052	$1,442

The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

	Years Ended December 31,
	2014	2013	2012
	(In millions)
Tax provision at U.S. statutory rate	$3,081	$1,418	$505
Tax effect of:
Dividend received deduction	(204)	(166)	(162)
Tax-exempt income	(92)	(96)	(94)
Prior year tax	21	75	23
Low income housing tax credits	(209)	(194)	(150)
Other tax credits	(77)	(54)	(28)
Foreign tax rate differential (1),(2)	(118)	(340)	(45)
Change in valuation allowance	(3)	30	15
Goodwill impairment	—	—	408
Deferred tax effects of branch conversions	—	4	(324)
Other, net	66	(16)	(20)
Provision for income tax expense (benefit)	$2,465	$661	$128
______________

(1)
For the year ended December 31, 2014, foreign tax rate differential includes a one-time tax charge of $54 million related to tax reform in Chile and $45 million related to the repatriation of earnings from Japan, partially offset by a one-time tax benefit of $13 million related to the change in repatriation assumption for foreign earnings of the United Arab Emirates (“UAE”).

(2)
For the year ended December 31, 2013, foreign tax rate differential includes one-time tax benefits of $119 million related to the receipt of a Japan tax refund, $69 million related to the estimated reversal of Japan temporary differences, and $65 million related to the change in repatriation assumptions for foreign earnings of certain European operations.

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2014	2013
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$3,022	$2,988
Net operating loss carryforwards	1,293	1,808
Employee benefits	1,068	737
Capital loss carryforwards	26	32
Tax credit carryforwards	1,733	1,653
Litigation-related and government mandated	315	232
Other	831	503
Total gross deferred income tax assets	8,288	7,953
Less: Valuation allowance	224	357
Total net deferred income tax assets	8,064	7,596
Deferred income tax liabilities:
Investments, including derivatives	4,554	2,476
Intangibles	1,877	1,997
Net unrealized investment gains	7,971	4,510
DAC	5,153	5,103
Other	330	153
Total deferred income tax liabilities	19,885	14,239
Net deferred income tax asset (liability)	$(11,821)	$(6,643)

See Note 1 for information regarding new guidance adopted by the Company related to the presentation of an unrecognized tax benefit.
Certain deferred income tax amounts at December 31, 2013 have been reclassified to conform to the current year presentation.  The reclassification did not result in a change to the prior year net deferred income tax asset (liability) balance. The significant impacts include deferred income tax asset for policyholder liabilities and receivables and the deferred income tax liability for investments, including derivatives, which increased by $2.0 billion and $2.5 billion, respectively.  Additionally, the deferred income tax liability for net unrealized investment gains decreased by $373 million.  The reclassifications resulted from a comprehensive review in the current year of the tax effects between the book and tax bases of assets and liabilities, primarily with respect to recently restructured foreign operations.  The Company believes the effects of these reclassifications are immaterial to the prior periods.
The Company also has recorded a valuation allowance benefit of $3 million related to certain state and foreign net operating loss carryforwards. In addition, a $33 million reduction was related to foreign currency movement and a $97 million reduction was recorded as a balance sheet reclassification with other deferred tax assets. The valuation allowance reflects management’s assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign and state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

The following table sets forth the domestic, state, and foreign net operating loss carryforwards and the domestic capital loss carryforwards for tax purposes at December 31, 2014.

	Net Operating Loss Carryforwards			Capital Loss Carryforwards
	Domestic	State	Foreign	Domestic
	(In millions)
Expiration
2015-2019	—	32	202	42
2020-2024	1	46	10	—
2025-2029	488	54	19	—
2030-2034	2,777	7	—	—
Indefinite	—	—	799	—
	$3,266	$139	$1,030	$42
The following table sets forth the general business credit, foreign tax credit, and other credit carryforwards for tax purposes at December 31, 2014.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits	Other
	(In millions)
Expiration
2015-2019	—	—	—
2020-2024	—	923	—
2025-2029	4	—	—
2030-2034	863	—	—
Indefinite	—	—	176
	$867	$923	$176

In December 2012, the Tokyo District Court ruled in favor of the Japan branch of American Life in a tax case related to the deduction of unrealized foreign exchange losses on certain securities held by American Life prior to its acquisition by MetLife. During the first quarter of 2013, American Life received a refund of ¥16 billion ($176 million) related to income tax, interest and penalties. Under the indemnification provisions of the stock purchase agreement dated March 7, 2010, as amended, by and among MetLife, Inc., American International Group, Inc. (“AIG”) and AM Holdings, MetLife, Inc. has remitted the refund to AIG, net of certain amounts it can retain as a counter claim. The receipt of the refund, net of obligations to AIG with related foreign currency exchange impact and corresponding U.S. tax effects, resulted in a net charge of $16 million in the consolidated statements of operations for the year ended December 31, 2013, which was comprised of a $154 million charge included in other expenses, a $19 million gain included in other net investment gains (losses) and a $119 million benefit included in provision for income tax expense (benefit).
The Company has not provided U.S. deferred taxes on cumulative earnings of certain non-U.S. affiliates that have been reinvested indefinitely. These earnings relate to ongoing operations and have been reinvested in active non-U.S. business operations. The Company does not intend to repatriate these earnings to fund U.S. operations. Deferred taxes are provided for earnings of non-U.S. affiliates when the Company plans to remit those earnings. At December 31, 2014, the Company had not made a provision for U.S. taxes on approximately $4.2 billion of the excess of the amount for financial reporting over the tax bases of investments in foreign subsidiaries that are essentially permanent in duration. It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.
The Company considers the earnings of Japan, Argentina and the Middle East (excluding the UAE and Turkey) to be available for repatriation. Earnings from the remaining foreign countries are considered to be permanently reinvested. In 2014 and 2013, the Company changed its repatriation assumptions related to the UAE and certain of its European operations, respectively, and now considers these foreign earnings to be permanently reinvested.
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”) and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for 2000 through 2006 where the IRS disallowance relates predominantly to certain tax credits claimed and the Company continues to protest. In material foreign jurisdictions, the Company is no longer subject to income tax examination for years prior to 2009.
During June 2014, the IRS concluded its audit of the Company’s tax returns for the years 2003 through 2006 and issued a Revenue Agent’s report. The Company agreed with certain tax adjustments and filed a protest in July 2014 for other tax adjustments. Management believes it has established adequate tax liabilities and final resolution of the audit for the years 2003 through 2006 is not expected to have a material impact on the Company’s financial statements.
The Company’s liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2014	2013	2012
	(In millions)
Balance at January 1,	$774	$708	$679
Additions for tax positions of prior years	74	117	105
Reductions for tax positions of prior years	(88)	(37)	(82)
Additions for tax positions of current year	23	39	32
Reductions for tax positions of current year	—	(1)	(9)
Settlements with tax authorities	(4)	(52)	(15)
Lapses of statutes of limitations	—	—	(2)
Balance at December 31,	$779	$774	$708
Unrecognized tax benefits that, if recognized would impact the effective rate	$690	$661	$566

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.
Interest was as follows:

	Years Ended December 31,
	2014	2013	2012
	(In millions)
Interest recognized in the consolidated statements of operations	$26	$20	$2

		December 31,
		2014	2013
		(In millions)
Interest included in other liabilities in the consolidated balance sheets		$283	$257

The Company had insignificant penalties for the years ended December 31, 2014 and 2013. The Company had no penalties for the year ended December 31, 2012.
The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction (“DRD”), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2014 and 2013, the Company recognized an income tax benefit of $234 million and $164 million, respectively, related to the separate account DRD. The 2014 benefit included a benefit of $38 million related to a true-up of the 2013 tax return. The 2013 benefit included a benefit of $6 million related to a true-up of the 2012 tax return.